    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 23, 2000

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                   ----------


                                     AVIRON
             (Exact Name of Registrant as Specified in Its Charter)

                                   ----------

            DELAWARE                                  77-0309686
    (State of Incorporation)              (I.R.S. Employer Identification No.)


                                   ----------


                            297 North Bernardo Avenue
                             Mountain View, CA 94043
                              Phone: (650) 919-6500
                    (Address of Principal Executive Offices)

                                   ----------

                           1996 Equity Incentive Plan
                 1996 Non-Employee Directors' Stock Option Plan
                     1999 Non-Officer Equity Incentive Plan
                Individual Stock Option Grants Outside of a Plan
                            (Full Title of the Plans)


                                 C. Boyd Clarke
                      President and Chief Executive Officer
                                     Aviron
                            297 North Bernardo Avenue
                             Mountain View, CA 94043
                              Phone: (650) 919-6500
            (Name, Address, including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                   ----------

                                    Copy to:
                             Robert J. Brigham, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                            Palo Alto, CA 94306-2155
                                 (650) 843-5000

                                   ----------

                         CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                                PROPOSED MAXIMUM      PROPOSED MAXIMUM        AMOUNT OF
TITLE OF SECURITIES           AMOUNT TO BE       OFFERING PRICE          AGGREGATE           REGISTRATION
 TO BE REGISTERED              REGISTERED         PER SHARE(1)        OFFERING PRICE(1)         FEE(1)
-------------------           ------------      ----------------      -----------------      ------------
Common Stock
(par value $.001)           2,725,144 shares     see chart below         $73,663,350            $19,448
=========================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended (the "Act"). The price per share and aggregate offering price are based upon (a) for shares available for future grant under Aviron's 1996 Equity Incentive Plan, 1996 Non-Employee Directors' Stock Option Plan and 1999 Non-Officer Equity Incentive Plan, the average of the high and low prices of the Aviron's Common Stock on August 18, 2000, as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Act), and (b) for shares subject to outstanding options granted under outside of any plan, the weighted average exercise price for such outstanding options (pursuant to Rule 457(h) under the Act).

The following chart illustrates the calculation of the registration fee:

===========================================================================================================
                                                        NUMBER OF      OFFERING PRICE     MAXIMUM AGGREGATE
                                                         SHARES          PER  SHARE        OFFERING PRICE
                                                        ---------      --------------     -----------------
1996 Equity Incentive Plan                                700,000        $29.78125           $20,846,875

1996 Non-Employee Directors' Stock Option Plan            150,000        $29.78125           $ 4,467,188

1999 Non-Officer Equity Incentive Plan                  1,300,000        $29.78125           $38,715,625

Stock option grants issued outside of a plan              575,144        $   16.75           $ 9,633,662
                                                                                             -----------
   TOTAL:                                                                                    $73,663,350
                                                                                             ===========
   REGISTRATION FEE:                                                                         $    19,448
                                                                                             ===========

===========================================================================================================

                          INCORPORATION BY REFERENCE OF
              REGISTRATION STATEMENT ON FORM S-8 FILE NO. 333-17029 REGISTRATION STATEMENT ON FORM S-8 FILE NO. 333-58955 REGISTRATION STATEMENT ON FORM S-8 FILE NO. 333-87183 REGISTRATION STATEMENT ON FORM S-8 FILE NO. 333-91607


         The above Registration Statements on Form S-8, filed by Aviron with the Securities and Exchange Commission on November 27, 1996, SEC File No. 333-17029; on July 13, 1998, SEC File No. 333-58955; on September 16, 1999, SEC File No. 333-87183; and on November 24, 1999, SEC File No. 333-91607 are incorporated by reference into this Registration Statement.



                                    EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT
------      -----------------------
4.1(1)      Restated Certificate of Incorporation of Aviron.

4.2(2)      Certificate of Amendment to Amended and Restated Certificate of
            Incorporation of Aviron.

4.3(3)      Bylaws of Aviron.

4.4(4)      Specimen Stock Certificate.

4.5(5)      Rights Agreement between Aviron and BankBoston, N.A. dated as of
            October 8, 1997.

5.1         Opinion of Cooley Godward LLP.

23.1        Consent of Ernst & Young LLP, Independent Auditors

23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
            Registration Statement.

24.2        Power of Attorney is contained on the signature pages.

99.1        1996 Equity Incentive Plan, as amended as of June 1, 2000.

99.2        1996 Non-Employee Directors' Stock Option Plan, as amended as of
            June 1, 2000.

99.3        1999 Non-Officer Equity Incentive Plan, as amended as of July 26,
            2000.

99.4        Stock Option Agreement for C. Boyd Clarke outside of the 1996
            Equity Incentive Plan.

 ----------------

(1) Incorporated by reference to Exhibit 3.2 to Aviron's Quarterly Report on Form 10-Q, File No. 0-20815, for the quarter ended September 30, 1996, filed December 20, 1996.

(2) Incorporated by reference to Exhibit 3.3 to Aviron's Quarterly Report on Form 10-Q, File No. 0-20815, for the quarter ended June 30, 2000 filed August 14, 2000.

(3) Incorporated by reference to Exhibit 3.1 to Aviron's Quarterly Report on Form 10-Q, File No. 0-20815, for the quarter ended September 30, 1996, filed December 20, 1996.

(4) Incorporated by reference to Exhibit 4.2 to Aviron's Registration Statement on Form S-1, File No. 333-05209, filed June 5, 1996, as amended.

(5) Incorporated by reference to Exhibit 4.10 to Aviron's Current Report on Form 8-K, File No. 0-20815, dated October 8, 1997 and filed October 10, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 23rd day of August, 2000.

                                     AVIRON


                                       By  /s/ C. Boyd Clarke
                                          -------------------------------------
                                           C. Boyd Clarke
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints C. Boyd Clarke and Fred Kurland, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                 SIGNATURE                                             TITLE                                   DATE
                 ---------                                             -----                                   ----
           /s/ C. Boyd Clarke                     President, Chief Executive Officer and Director         August 23, 2000
---------------------------------------------              (Principal Executive Officer)
               C. Boyd Clarke


            /s/ Fred Kurland                      Senior Vice President and Chief Financial Officer        August 23, 2000
---------------------------------------------       (Principal Financial and Accounting Officer)
                Fred Kurland


         /s/ J. Leighton Read, M.D.                             Chairman of the Board                      August 23, 2000
---------------------------------------------
             J. Leighton Read, M.D.


        /s/ Dennis M. Fenton, Ph.D.                                    Director                            August 23, 2000
---------------------------------------------
            Dennis M. Fenton, Ph.D.


       /s/ Wayne T. Hockmeyer, Ph.D.                                   Director                             August 23, 2000
---------------------------------------------
           Wayne T. Hockmeyer, Ph.D.


          /s/ Paul H. Klingenstein                                     Director                             August 23, 2000
---------------------------------------------
              Paul H. Klingenstein


          /s/ Alan C. Mendelson                                        Director                             August 23, 2000
---------------------------------------------
              Alan C. Mendelson


         /s/ Bernard Roizman, Sc.D.                                    Director                             August 23, 2000
---------------------------------------------
             Bernard Roizman, Sc.D.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT
------      -----------------------
4.1(1)      Restated Certificate of Incorporation of Aviron.

4.2(2)      Certificate of Amendment to Amended and Restated Certificate of
            Incorporation of Aviron.

4.3(3)      Bylaws of Aviron.

4.4(4)      Specimen Stock Certificate.

4.5(5)      Rights Agreement between Aviron and BankBoston, N.A. dated as of
            October 8, 1997.

5.1         Opinion of Cooley Godward LLP.

23.1        Consent of Ernst & Young LLP, Independent Auditors.

23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
            Registration Statement.

24.2        Power of Attorney is contained on the signature pages.

99.1        1996 Equity Incentive Plan, as amended as of June 1, 2000.

99.2        1996 Non-Employee Directors' Stock Option Plan, as amended as of
            June 1, 2000.

99.3        1999 Non-Officer Equity Incentive Plan, as amended as of July 26,
            2000.

99.4        Stock Option Agreement for C. Boyd Clarke outside of the 1996
            Equity Incentive Plan.


----------------

(1) Incorporated by reference to Exhibit 3.2 to Aviron's Quarterly Report on Form 10-Q, File No. 0-20815, for the quarter ended September 30, 1996, filed December 20, 1996.

(2) Incorporated by reference to Exhibit 3.3 to Aviron's Quarterly Report on Form 10-Q, File No. 0-20815, for the quarter ended June 30, 2000 filed August 14, 2000.

(3) Incorporated by reference to Exhibit 3.1 to Aviron's Quarterly Report on Form 10-Q, File No. 0-20815, for the quarter ended September 30, 1996, filed December 20, 1996.

(4) Incorporated by reference to Exhibit 4.2 to Aviron's Registration Statement on Form S-1, File No. 333-05209, filed June 5, 1996, as amended.

(5) Incorporated by reference to Exhibit 4.10 to Aviron's Current Report on Form 8-K, File No. 0-20815, dated October 8, 1997 and filed October 10, 1997.